Exhibit 99.1

Global Graphene Group’s Honeycomb Battery Company Announces Business Combination Agreement with Nasdaq-Listed Nubia Brand International Corp.

●	Combination of Honeycomb and Nubia will create USA-based advanced battery technology company focused on the development and commercialization of battery materials, components, cells, and selected module/pack technologies.

●	Honeycomb is recognized as a global leader in both the high-capacity anode and high-energy solid-state battery technologies.

●	Honeycomb’s all-solid-state battery platform technology is well-positioned to transform the worldwide electric vehicle battery space into a solid-state battery industry.

●	The parties expect that the common stock of the combined company will become listed on Nasdaq post-deal close.

●	Nubia Brand International Corp. will issue 70.0 million of its shares of common stock (current valuation of $700.0 million) to the stockholders of Honeycomb, plus contingent earnout payments of up to 22.5 million shares of common stock (current valuation of $225.0 million) if certain stock price targets are met as set forth in the definitive business combination agreetment.

DALLAS, TEXAS & DAYTON, OHIO, Feb. 16, 2023 (GLOBE NEWSWIRE) -- Honeycomb Battery Company (“Honeycomb”), an advanced battery technology subsidiary of Global Graphene Group, Inc., focused on the development and commercialization of battery materials, components, cells, and selected module/pack technologies, and Nubia Brand International Corp. (NASDAQ: NUBI) (“Nubia”), a special purpose acquisition company, today announced the signing of a definitive agreement (the “Business Combination Agreement”) for a proposed merger of the two companies. The companies intend for the combined entity’s common stock to be listed on the Nasdaq Stock Market.

Assuming no redemptions by Nubia public stockholders, upon closing, the combined entity could have access to as much as $118 million in net cash (after paying transaction expenses) from the Nubia trust account. Final proceeds will depend upon redemption rates of current Nubia stockholders at the consummation of the proposed transaction.

Dr. Bor Jang, CEO of Honeycomb, said: “HBC is excited to have this opportunity to move forward and expand the production of silicon-rich anode materials that will greatly improve the driving range of EVs. HBC is ranked among the best in silicon-anode IP and among the global leaders in solid-state battery IP; we plan to quickly move forward with its full-scale commercialization. Our goal is to enable EVs to drive farther, charge faster, operate safer, and cost less.”

Jaymes Winters, CEO of Nubia, added: “Honeycomb’s portfolio of intellectual property related to battery storage technology, advanced research and development capabilities and potential product pipeline makes it the ideal partner to lead the electric mobility revolution. We are pleased to partner with Honeycomb, and have been extremely impressed by its talented team and its superior technical, academic and manufacturing expertise. The overall economics of the proposed deal and Honeycomb’s commercialization plan provide an incredibly attractive opportunity for our stakeholders to play a key role in the fast-growing EV industry.”

The Business Combination Agreement has been approved by the board of directors of each of Honeycomb and Nubia. Certain stockholders of both Honeycomb and Nubia have entered into agreements pursuant to which they have committed to vote their respective shares in favor of the business combination.

The Honeycomb - Nubia Business Combination Agreement

Under the terms of the Business Combination Agreement with Nubia, Nubia Merger Sub, Inc., an Ohio corporation (“Merger Sub”), and wholly owned subsidiary of Nubia, will merge with and into Honeycomb, after which Honeycomb will be the surviving company and a wholly owned subsidiary of Nubia.

Nubia will issue 70 million shares of its common stock (current valuation of $700 million) to the security holders of Honeycomb, plus contingent earnout payments of up to 22.5 million shares of common stock (current valuation of $225.0 million) if certain stock price targets are met as set forth in the definitive business combination agreement. The transactions contemplated by the Business Combination Agreement and the ancillary agreements thereto are referred to, collectively, as the “Transaction.”

The Business Combination Agreement contains covenants in respect of non-solicitation of alternative acquisition proposals.

The proposed business combination is expected to close in the second quarter of 2023, subject to the satisfaction of customary closing conditions, including clearance by the U.S. Securities and Exchange Commission (“SEC”) of a proxy statement that Nubia is required to file with the SEC, required Nasdaq approval, and the approval of the proposed Transaction and the Business Combination Agreement by a majority of the stockholders of Honeycomb and a majority of Nubia stockholders voting to approve thereon. Post-closing, the combined company’s board of directors will include seven directors, five of whom will be nominated by Honeycomb and two of whom will be nominated by Nubia. Additional information may be found in the Current Reports on Form 8-K being filed by Nubia with the SEC in connection with the announcement of the execution of the Business Combination Agreement.

Honeycomb intends to use the proceeds from the proposed Transaction to expand its manufacturing and research capability.

Advisors

Arbor Lake Capital Inc. is serving as consultant to Honeycomb. Benesch, Friedlander, Coplan & Aronoff LLP is serving as legal counsel to Honeycomb.

EF Hutton, division of Benchmark Investments, LLC, is serving as capital markets advisor to Nubia. Loeb & Loeb LLP is serving as legal counsel to Nubia.

About Honeycomb

Honeycomb Battery Co. (“Honeycomb” or “HBC”), formerly the energy solutions division of Global Graphene Group, Inc. (G3), is a Dayton, Ohio, USA-based advanced battery technology company focused on the development and commercialization of battery materials, components, cells, and selected module/pack technologies.

About Nubia Brand International Corp.

Nubia is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more businesses.

Additional Information about the Proposed Transaction and Where to Find It

This press release relates to a proposed transaction between Honeycomb and Nubia. This press release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the transaction described herein, Nubia intends to file relevant materials with the SEC, including a proxy statement (that includes a preliminary proxy statement, and when available, a definitive proxy statement). Promptly after filing its definitive proxy statement with the SEC, Nubia will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the Special Meeting relating to the transaction. Nubia urges its investors, stockholders and other interested persons to read, when available, the proxy statement as well as other documents filed with the SEC because these documents will contain important information about Nubia, Honeycomb and the business combination. Once available, stockholders will also be able to obtain a copy of the proxy statement and other documents filed with the SEC without charge, by directing a request to: Nubia Brand International Corp., Attn: Jaymes Winters, 13355 Noel Rd, Suite 1100, Dallas, TX. The preliminary and definitive proxy statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

Nubia and its directors and executive officers may be deemed participants in the solicitation of proxies from Nubia stockholders with respect to the proposed transaction. Information about Nubia’s directors and executive officers and a description of their interests in Nubia will be included in the proxy statement for the proposed transaction and be available at the SEC’s website (www.sec.gov). Additional information regarding the interests of such participants will be contained in the proxy statement for the proposed transaction when available.

Honeycomb and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Nubia in connection with the proposed transaction. Information about the Company’s directors and executive officers and information regarding their interests in the proposed transaction will be included in the proxy statement for the proposed transaction.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and does not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, exchange, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Forward-Looking Statements

This press release contains certain statements that are not historical facts and are forward-looking statements within the meaning of the federal securities laws with respect to the proposed Transaction between Nubia and Honeycomb. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “think,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “seeks,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of the parties to successfully or timely consummate the proposed Transaction, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Transaction or that the approval of the shareholders of Nubia or Honeycomb is not obtained; (iii) the outcome of any legal proceedings that may be instituted against Honeycomb or Nubia following announcement of the proposed Transaction; (iv) failure to realize the anticipated benefits of the proposed Transaction; (v) risks relating to the uncertainty of the projected financial information with respect to Honeycomb; (vi) risks related to the performance of Honeycomb’s batteries; (vii) the extent to which original equipment manufacturers may elect to pursue other battery cell technologies; (viii) risks related to the safety of Honeycomb’s high-capacity anode and high-energy solid-state battery technology, for which only preliminary safety testing has occurred and for which additional and extensive safety testing will need to occur prior to being installed in electric vehicles; (ix) risks related to any substantial increases in the prices for Honeycomb’s raw materials and components, some of which are obtained from a limited number of sources where demand may exceed supply; (x) consumers’ willingness to adopt electric vehicles; (xi) risks related to Honeycomb being an early-stage company with a history of financial losses that expects to incur significant expenses and continuing losses for the foreseeable future; (xii) the possibility that Honeycomb may require additional capital to support business growth, and that this capital might not be available on commercially reasonable terms or at all; (xiii) Honeycomb’s heavy reliance on owned intellectual property, which includes patent rights, trade secrets, copyright, trademarks, and know-how, and its ability to protect and maintain access to these intellectual property rights; (xiv) risks related to the intentional disruption, security breaches and other security incidents, or alleged violations of laws, regulations, or other obligations relating to data handling of Honeycomb’s technology and its website, systems, and data it maintains; (xv) the amount of redemption requests made by Nubia’s public stockholders; (xvi) the ability of Nubia or the combined company to issue equity or equity-linked securities in connection with the proposed transactions or in the future; (xvii) the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; (xviii) the impact of the global COVID-19 pandemic on Honeycomb, Nubia, the combined company’s projected results of operations, financial performance or other financial metrics, or on any of the foregoing risks; and (xix) those factors discussed in Nubia’s filings with the SEC and that will be contained in the proxy statement relating to the proposed Transaction.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the preliminary proxy statement and the amendments thereto, the definitive proxy statement, and other documents to be filed by Nubia from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while Nubia and Honeycomb may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. Neither of Nubia or Honeycomb gives any assurance that Nubia or Honeycomb, or the combined company, will achieve its expectations. These forward-looking statements should not be relied upon as representing Nubia’s or Honeycomb’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Investor Relations Contact

Honeycomb Contact

Dr. Bor Jang
Chief Executive Officer
Honeycomb Battery Company
bor.jang@angstronmaterials.com

Nubia Contact

Jaymes Winters
Chief Executive Officer
Nubia Brand International Corp.
jaymes@nubiabrand.us

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